SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 10, 2014

Arrayit Corporation
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

33-119586	76-0600966
(Commission File Number)	(IRS Employer Identification Number)

927 Thompson Place
Sunnyvale, CA  94085
(Address of principal executive offices)

Rene A. Schena
927 Thompson Place
Sunnyvale, CA  94085
(Name and address of agent for service)
408-744-1331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SUNNYVALE, California – December 10, 2014– Arrayit Corporation (OTCQB: ARYC) announces that it has signed a Cooperative Research and Development Agreement (CRADA) with the United States Department of Agriculture (USDA) entitled “Rapid and Cost Effective Detection Technologies for Noroviruses and other Foodborne Pathogens”. Under the terms of the agreement, Arrayit and the USDA Agricultural Research Service (USDA ARS) will develop and validate a rapid, portable, cost-effective and high-throughput detection system for the surveillance of multiple bacterial and viral foodborne pathogens including hepatitis, E. coli, Salmonella, Listeria, Campylobacter and Norovirus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrayit Corporation

December 10, 2014	By:	/s/ Rene A. Schena
Rene A. Schena
Chief Executive Officer